CONTINGENT LIABILITIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 7:-	CONTINGENT LIABILITIES AND COMMITMENTS

a.
The Company is engaged in an operating lease agreement for its office facilities. The rent expenses for the years ended December 31, 2014, 2013 and 2012 amounted to $88, $14 and $0. Future minimum payments under the lease are as follows:

Year ended December 31,	Total

2015	$117
2016	117
2017	54
$288

The Company has provided bank guarantees in the amount of $25 as security for the performance of its lease agreement.

b.
During 2014 the Company entered into a new operating lease agreement for its vehicles until 2017. Future minimum payments under the lease are $8. The lease expenses for the years ended December 31, 2014, 2013 and 2012 amounted to $25, $11 and $0.

c.	License agreement:

(i)
The Company entered into a Research and Exclusive License Agreement with Yissum Research Development Company of the Hebrew University in Jerusalem Ltd., for the use, development and commercialization of TAT-MTS- Protein for protein replacement in mitochondrial diseases. The consideration to Yissum is composed of a tiered low single digit royalties on net sales and a sublicense fee that will not exceed the mid-high ten to twenty percent range of the sublicense consideration, but, if the sublicense arises from the sales of a product, the sublicense fee shall not be less than a low single digit percent of the gross sales of such product.

(ii)
The Company entered into an Exclusive License Agreement with Ramot at Tel Aviv University Ltd. for the use, development and commercialization of our read-through platform. The consideration to Ramot is composed of a tiered low single digit royalties on net sales and a sublicense fee that will not exceed the mid to high single digit percent range of payments or other consideration that the Company receives in connection with a sublicense.